SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☒     Definitive Additional Materials
☐     Soliciting Material under Rule 14a-12

ALARIS Medical Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒     No fee required.
☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐     Fee paid previously with preliminary materials:

☐     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

EXPLANATORY NOTE

This additional proxy material is being filed solely for the purpose of filing the correct proxy card for the 2004 annual meeting of stockholders of ALARIS Medical Systems, Inc. (the “Company”) because the proxy card filed with the Company’s definitive proxy statement on March 24, 2004 inadvertently excluded the names of two directors, Mr. Barry D. Shalov and Mr. William T. Tumber. Please note, this proxy card represents the actual proxy card mailed to the Company’s stockholders of record for the meeting. This additional proxy material does not reflect any events occurring after the filing date of such definitive proxy statement or otherwise modify or update any of the information contained therein.

ALARIS MEDICAL SYSTEMS, INC.

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 28, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                The undersigned stockholder of ALARIS MEDICAL SYSTEMS, INC. (the “Company”) hereby appoints Norman M. Dean, David L. Schlotterbeck and William C. Bopp as proxies, with the power to act without the other and with full power of substitution, to vote all shares of common stock of the Company that the undersigned would be entitled to vote at the 2004 annual meeting of stockholders of the Company, and any postponement or adjournment of the meeting.

(Continued and to be signed on the other side)

ANNUAL MEETING OF STOCKHOLDERS OF

ALARIS MEDICAL SYSTEMS, INC.

April 28, 2004

PROXY VOTING INSTRUCTIONS

MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.

-OR-	COMPANY NUMBER

INTERNET—Access "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.	ACCOUNT NUMBER

-OR-

TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your control number available when you call.

↓  Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet.  ↓

THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE FOR PROPOSALS 1 THROUGH 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK
INK AS SHOWN HERE ☒

PROPOSAL 1. Election of directors:

		NOMINEES:		FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	( )Hank Brown ( )Norman M. Dean ( )Henry Green ( )Jacqueline B. Kosecoff, Ph.D. ( )David L. Schlotterbeck ( )Barry D. Shalov ( )William T. Tumber	PROPOSAL 2. Approval of 2004 Stock Incentive Plan.	☐	☐	☐

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		PROPOSAL 3. Approval of amendment to Non-Employee Director Stock Option Plan.	☐	☐	☐

☐	FOR ALL EXCEPT (See instructions below)		PROPOSAL 4. Ratification of appointment of PricewaterhouseCoopers LLP as independent auditors for 2004	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •	This proxy will be voted as specified by the undersigned. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR PROPOSALS 2 THROUGH 4 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING, AND ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

If this proxy covers shares for which the undersigned has the right to give voting instructions to Vanguard Fiduciary Trust Company, Trustee of the ALARIS Medical Systems, Inc. Retirement Investment Plan (the “Plan”), then this proxy, when properly executed, will be voted as directed, or, if no direction is given to the Trustee by April 22, 2004, the Plan's Trustee will vote your shares held in the Plan in the same proportion as votes received from other participants in the Plan.

	MARK THE “WILL ATTEND” BOX HERE IF YOU PLAN TO ATTEND THE MEETING.	WILL ATTEND ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as executor, administrator, attorney, trustee, guardian or executive officer, please provide your full title. If the signer is a partnership, please have an authorized person sign in the partnership name.